Exhibit 32.1



I, Gregory Cuneo, Chief Executive Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Quarterly Report on Form 10-Q of the Company for the period ending March 31, 2004 (the "Quarterly Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

     2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                             DUALSTAR TECHNOLOGIES CORPORATION
                                             (Registrant)

                                            By:/s/ GREGORY CUNEO
                                               ------------------------
                                                  Gregory Cuneo
                                            Chief Executive Officer


         Dated:   May 14, 2004